Janus Investment Fund

Janus Henderson Government Money Market Fund

American Cancer Society Support – Class I Shares

Supplement dated May 16, 2025

to Currently Effective Prospectuses

On May 15, 2025, the Board of Trustees of Janus Investment Fund approved a reduction in the investment minimums for investors investing in American Cancer Society Support – Class I Shares of Janus Henderson Government Money Market Fund (the “Fund”) through an intermediary institution. Effective immediately, the Fund’s prospectuses are amended as follows:

1.	Under “Purchase and Sale of Fund Shares – Minimum Investment Requirements” in the Fund Summary section of the Fund’s prospectuses, the following table replaces the corresponding table in its entirety:

American Cancer Society Support – Class I Shares
Institutional investors investing through a cash portal	$250,000
Through an intermediary institution
• non-retirement accounts	$2,500	†
• certain tax-advantaged accounts or UTMA accounts	$500	†

† Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.

2.	Under “Choosing a Share Class” in the Shareholder’s Guide section of the Fund’s prospectus, the following table replaces the corresponding table in its entirety:

American Cancer Society Support – Class I Shares(1)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administration fee	0.18%(1)
Minimum initial investment • Institutional investors investing through a cash portal • Through an intermediary institution	$250,000 $2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None

(1) In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of American Cancer Society Support – Class I Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.

(2) Exceptions to this minimum may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.

3.	Under “Purchases – Minimum Investment Requirements” in the Shareholder’s Guide section of the Fund’s prospectus, the following paragraphs replace the first and second paragraphs in their entirety:

American Cancer Society Support – Class I Shares

Accounts offered through institutional investors investing through cash portals must meet the minimum investment requirements of $250,000 per Fund account. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-advantaged accounts or UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Fund, may purchase American Cancer Society Support – Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.

The American Cancer Society® does not endorse any service or product. Shares of the Fund are not sponsored, endorsed, or promoted by the American Cancer Society®, and the American Cancer Society® is not an investment adviser or service provider to the Fund, Janus Investment Fund, or Adviser.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson Emerging Markets Fund

Supplement dated May 16, 2025

to Currently Effective Prospectuses

and Statement of Additional Information

At a meeting of the Board of Trustees (the “Trustees”) of Janus Investment Fund on May 15, 2025, the Trustees approved a plan to liquidate and terminate Janus Henderson Emerging Markets Fund (the “Fund”), with such liquidation effective on or about July 30, 2025 (the “Liquidation Date”). The termination of the Fund is expected to occur as soon as practicable following the Liquidation Date.

Effective on or about May 30, 2025, the Fund will no longer accept investments by new shareholders. It is expected that the Fund will be required to make a distribution of income and/or any capital gains of the Fund in connection with its liquidation.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus Henderson fund for which they are eligible to purchase at any time prior to the Liquidation Date. Effective on or about May 30, 2025, any applicable contingent deferred sales charges (CDSCs) charged by the Fund will be waived for redemptions or exchanges. Exchanges by Class A shareholders into Class A Shares of another Janus Henderson fund are not subject to any applicable initial sales charge. If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder’s account will generally be automatically redeemed and proceeds will be sent to the shareholder of record. For shareholders holding shares through an intermediary, check with your intermediary regarding its fund liquidation policies and other Janus Henderson funds and share classes offered through your intermediary. For shareholders of Class D Shares investing through a tax-deferred account, shares will be exchanged for shares of Janus Henderson Government Money Market Fund as soon as practicable following the Liquidation Date.

To prepare for the closing and liquidation of the Fund, portfolio management expects to increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund will likely deviate from its stated investment strategies and policies and accordingly cease being managed to meet its investment objective during its liquidation.

Additionally, any asset reductions and increases in cash and similar instruments could adversely affect the Fund’s short-term performance prior to the Liquidation Date. The Fund will incur transaction costs, such as brokerage commissions, when selling portfolio securities as a result of its plan to liquidate and terminate. These transaction costs may adversely affect performance.

Unless shares of the Fund are held in a tax-deferred account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

Shareholders may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Please retain this Supplement with your records.